Exhibit 99.01

NORTHERN DISTRICT OF CALIFORNIA

In re: LIBERATE TECHNOLOGIES	Case No.	04-31394

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

	MONTH ENDED:	June 30, 2004	PETITION DATE:	April 30, 2004

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

	Dollars reported in	$1

2.	Asset and Liability Structure	End of Current Month	End of Prior Month		As of Petition Filing
	a. Current Assets	$218,315,909	$220,127,455	(1)
	b. Total Assets	$226,493,927	$229,661,321	(1)	$231,576,772
	c. Current Liabilities	$9,041,660	$8,354,967	(1)
	d. Total Liabilities	$28,800,770	$27,980,945	(1)	$51,408,340

3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$842,067	$618,661	$1,460,728
	b. Total Disbursements	$2,130,740	$1,949,526	$4,080,266
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$(1,288,673)	$(1,330,865)	$(2,619,538)
	d. Cash Balance Beginning of Month	$205,050,294	$206,381,159	$206,381,159
	e. Cash Balance End of Month (c + d)	$203,761,621	$205,050,294	$203,761,621

		Current Month	Prior Month		Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(3,026,108)	$2,643,635	(1)	$(382,473)
5.	Account Receivables (Pre and Post Petition)	$2,663,688	$3,143,292
6.	Post-Petition Liabilities	$9,041,660	$8,354,967	(1)
7.	Past Due Post-Petition Account Payables (over 30 days)	$21,708	$0

At the end of this reporting month:		Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

☒
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	☒
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?		☒
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	☒
12.	Is the estate insured for replacement cost of assets and for general liability?	☒
13.	Are a plan and disclosure statement on file?	☒
14.	Was there any post-petition borrowing during this reporting period?	☒

15.	Check if paid: Post-petition taxes	; U.S. Trustee Quarterly Fees	; Check if filing is current for: Post-petition
	tax reporting and tax returns:	.
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Notes:

1.             As a result of our audit for the fiscal year ended May 31, 2004, we made adjustments to amounts previously reported in the Monthly Operating Report for May 2004.  The most significant of these adjustments was a reinstatement of an accrual of $17.2 million for excess facilities charges related to our former headquarters in San Carlos, California.  As a result of these adjustments, the following items on our Monthly Operating Report for May 2004 have changed: our current assets increased by $87,000, total assets decreased by $207,000, current liabilities decreased by $365,000,  total liabilities decreased by $481,000 and our Profit (Loss) from the Statement of Operations decreased by $16.8 million.  The amounts included on this Monthly Operating Report for June 2004 reflect these adjustments.

2.             Total assets and total liabilities as of petition filing as indicated in items 2.b. and 2.d. above are based on our unaudited financial statements as of April 30, 2004, the date of our petition, adjusted for the fair value of our property and equipment and investment in subsidiaries.  The adjusted total liabilities as of April 30, 2004 included an accrual of excess facilities charges of approximately $26 million previously recorded as a result of several restructurings.

3.             The attached Balance Sheet and the Statement of Operations are only related to our U.S. entity which filed a voluntary petition under Chapter 11 and do not include our foreign subsidiaries.  Accordingly, these financial statements do not represent the consolidated financial condition and result of operations which we normally report in our SEC filings.

4.             Financial forecasts for the months of June and July 2004 provided in the attached Statement of Operations are based on our current estimates of revenues and expenses.  These estimates may not include all adjustments that are necessary for reporting under generally accepted accounting principles.  Actual results may differ materially from our estimates.

5.             The attached financial statements do not account for the contingent liabilities that are listed in the Second Amended List of Creditors Holding 30 Largest Unsecured Claims, inclusive of a disputed claim by our former landlord and various contingent litigation claims.

6.             Certain historical financial information provided in this monthly operating report is derived from our unaudited financial statements as of and for the month ended June 30, 2004.  Therefore, certain historical financial information contained in this report may be subject to adjustment.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	July 20, 2004	/s/ Gregory S. Wood
		Responsible Individual	Gregory S. Wood
Executive Vice Presidnet and Chief Financial Officer

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended	June 30, 2004

Current Month						Cumulative (Case to Date)	Next Month Forecast
Actual	Forecast	Variance
					Revenues:
$315,902	$200,000	$115,902		1	Gross Sales	$3,447,195	$200,000
		$0		2	less: Sales Returns & Allowances
$315,902	$200,000	$115,902		3	Net Sales	$3,447,195	$200,000
$0		$0		4	less: Cost of Goods Sold (Schedule ‘B’)
$315,902	$200,000	$115,902		5	Gross Profit	$3,447,195	$200,000
$128,271	$160,000	$(31,729)		6	Interest	$305,332	$130,000
		$0		7	Other Income:
		$0		8
		$0		9

$444,173	$360,000	$84,173		10	Total Revenues	$3,752,527	$330,000

					Expenses:
$163,907	$157,000	$(6,907)		11	Compensation to Owner(s)/Officer(s)	$321,057	$160,000
$417,571	$472,120	$54,549		12	Salaries	$457,883	$661,734
		$0		13	Commissions	$(8,052)
$148,499	$127,000	$(21,499	)(a)	14	Contract Labor	$49,328	$129,798
					Rent/Lease:
$26,269	$26,269	$0		15	Personal Property
		$0		16	Real Property	$192,839	$26,269
$92,775	$110,833	$18,058		17	Insurance	$53,169	$110,833
$1,067,292	$1,200,000	$132,708		18	Management Fees	$3,250,595	$1,200,000
$29,656	$41,783	$12,127		19	Depreciation	$17,274	$81,187
					Taxes:
$27,542	$36,600	$9,058		20	Employer Payroll Taxes	$60,074	$40,000
		$0		21	Real Property Taxes
$13,790	$13,750	$(40)		22	Other Taxes	$69,952	$13,750
		$0		23	Other Selling
		$0		24	Other Administrative
$11,696	$8,000	$(3,696	)(b)	25	Interest	$19,087	$11,000
$1,370,464	$707,730	$(662,734)		26	Other Expenses:	$(739,486)	$826,076
		$0		27
		$0		28
		$0		29
		$0		30
		$0		31
		$0		32
		$0		33
		$0		34

$3,369,461	$2,901,085)	$(468,376)		35	Total Expenses	$3,743,720	$3,260,647

$(2,925,288)	$(2,541,085)	$(384,203)		36	Subtotal	$8,807	$(2,930,647)

					Reorganization Items:
$(128,658)	$(200,000)	$(71,342)		37	Professional Fees	$(508,500)	$(225,000)
		$0		38	Provisions for Rejected Executory Contracts
$27,838	$17,000	$10,838		39	Interest Earned on Accumulated Cash from
					Resulting Chp 11 Case	$45,223	$25,000
		$0		40	Gain or (Loss) from Sale of Equipment
		$0		41	U.S. Trustee Quarterly Fees
		$0		42

$(100,820)	$(183,000)	$82,180		43	Total Reorganization Items	$(463,277)	$(200,000)

$(3,026,108)	$(2,724,085)	$(302,023)		44	Net Profit (Loss) Before Federal & State Taxes	$(454,470)	$(3,130,647)
		$0		45	Federal & State Income Taxes	$(71,997)

$(3,026,108)	$(2,724,085)	$(302,023)		46	Net Profit (Loss)	$(382,473)	$(3,130,647)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

LIBERATE TECHNOLOGIES

SUPPLEMENTAL SCHEDULE FOR STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended	June 30, 2004

Details of Other Expenses (line 26):

Current Month						Cumulative (Case to Date)	Next Month Forecast
Actual	Forecast	Variance

				26	Other Expenses:
$298,566	$298,566	$0			Amortization of warrants	$(298,566)	$298,566
$0	$0	$0			Bad debt expense	$(554,472)	$0
$61,121	$54,151	$(6,970)			Computers, voice and data	$243,209	$52,029
	$0	$0			Excess facilities charges	$1,972,581	$0
$38,388	$22,105	$(16,283	)(c)		Facility charges	$154,286	$13,905
$390,585	$0	$(390,585	)(d)		Foreign currency transaction gain, net	$(315,851)	$0
$327,216	$148,000	$(179,216)			Professional fees	$(846,844)	$200,000
$(336)	$0	$336			Write-down of fixed assets	$83,452	$0
$114,587		$(114,587	)(e)		Intercompany Projects billings	$283,713	$100,000
$140,337	$184,908	$44,571			Miscellaneous	$(1,460,994)	$161,576

$1,370,464	$707,730	$(662,734)				$(739,486)	$826,076

Explanation of Variances:

(a)     In June we utilized contract labor to fill several positions that had previously been filled by employees

(b)     Forecast did not include interest on  loan to Wells Fargo related to the draws by Circle Star under the letter of credit.

(c)     The current month includes a one time charge to install cable service in the San Mateo facility.

(d)     In June 2004, we recorded a net foreign currency transaction gain of approximately $327,000.  Traditionally, we have incurred a net foreign currency transaction gain or loss in the range of $200,000 to $600,000 a month.  Due to the uncertainty related to currency fluctuations, we do not include this item in our monthly forecast.

(e)     Professional fees unrelated to the bankruptcy were higher than forecast.

(f)       Historically we have not budgeted for Intercompany Projects Billings since this expense eliminates in our consolidated financial statements.  The amounts of Intercompany Billings have traditionally ranged from $100,000 to $250,000.

BALANCE SHEET

(General Business Case)

For the Month Ended	June 30, 2004

			From Schedules	Market Value
	Assets

		Current Assets

1		Cash and cash equivalents - unrestricted		$203,761,621
2		Cash and cash equivalents - restricted		$10,346,838
3		Accounts receivable (net)	A	$2,663,688
4		Inventory	B	$0
5		Prepaid expenses		$1,026,360
6		Professional retainers		$517,402
7		Other:
8

9		Total Current Assets		$218,315,909

		Property and Equipment (Market Value)

10		Real property	C	$0
11		Machinery and equipment	D	$118,332
12		Furniture and fixtures	D	$3,503
13		Office equipment	D	$50,329
14		Leasehold improvements	D	$354,612
15		Vehicles	D	$15,224
16		Other:	D
17			D
18			D
19			D
20			D

21		Total Property and Equipment		$541,999

		Other Assets

22		Loans to shareholders
23		Loans to affiliates
24		Investment in Subsidiaries		$7,477,694
25		Other		$158,325
26
27
28		Total Other Assets		$7,636,019

29		Total Assets		$226,493,927

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

1.               The market value of current assets approximates their book value as of June 30, 2004 due to the short-term nature of these assets.

2.               The market value of the investment in subsidiaries consists of the aggregate balance of the subsidiaries’ cash and cash equivalents, net of their total liabilities, and the estimated market value of their property and equipment, which approximates 5% of the total cost of the property and equipment.

3.               See Schedule D for discussion of the market value of property and equipment.

Liabilities and Equity

(General Business Case)

	Liabilities From Schedules

	Post-Petition

		Current Liabilities

30		Salaries and wages
31		Payroll taxes
32		Real and personal property taxes
33		Income taxes
34		Sales taxes
35		Notes payable (short term)		$1,217,846
36		Accounts payable (trade)	A	$77,539
37		Real property lease arrearage
38		Personal property lease arrearage
39		Accrued professional fees		$1,123,691
40		Current portion of long-term post-petition debt (due within 12 months)
41	Other:	Deferred Revenue		$5,887,591
42		Miscellaneous		$734,993
43

44		Total Current Liabilities		$9,041,660

45		Long-Term Post-Petition Debt, Net of Current Portion

46		Total Post-Petition Liabilities		$9,041,660

	Pre-Petition Liabilities (allowed amount)

47		Secured claims	F	$8,204,174
48		Priority unsecured claims	F	$170,310
49		General unsecured claims	F	$11,384,626

50		Total Pre-Petition Liabilities		$19,759,110

51		Total Liabilities		$28,800,770

	Equity (Deficit)

52		Retained Earnings/(Deficit) at time of filing		$(1,295,239,896)
53		Capital Stock		$1,055,206
54		Additional paid-in capital		$1,502,669,805
55		Cumulative profit/(loss) since filing of case		$(382,473)
56		Post-petition contributions/(distributions) or (draws)
57				$(8,214,477)
				$(22,709)
58		Market value adjustment		$(2,172,299)

59		Total Equity (Deficit)		$197,693,157

60	Total Liabilities and Equity (Deficit)			$226,493,927

Note:

1.              The lease agreement for our former headquarters in San Carlos, California, requires that we maintain an irrevocable letter of credit with Wells Fargo Bank in the amount of $8.8 million as a security deposit.  We vacated this facility in March 2004 and ceased rent payment effective April 1, 2004.  Our former landlord has since drawn against the letter of credit for the unpaid rent, net of sublease income from the facility.  As of June 30, 2004, we had a short-term borrowing of $1,217,846 from Wells Fargo Bank for the amounts drawn by our former landlord against the letter of credit but not yet repaid by us to Wells Fargo Bank.

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$(6,290)	$55,831
31-60 Days	$2,115,274	$21,708
61-90 Days	$458,745		$21,708
91+ Days	$125,468
Total accounts receivable/payable	$2,693,197	$77,539
Allowance for doubtful accounts	$29,509
Accounts receivable (net)	$2,663,688

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)	Inventory(ies) Balance at End of Month	Cost of Goods Sold
Inventory Beginning of Month
Add -
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system?		Indicate by a checkmark method of inventory used.
Yes ☐ No ☐
How often do you take a complete physical inventory?		Valuation methods -
FIFO cost
Weekly		LIFO cost
Monthly		Lower of cost or market
Quarterly		Retail method
Semi-annually		Other
Annually		Explain
Date of last physical inventory was

Date of next physical inventory is

Schedule C

Real Property

		Cost	Market Value
Description

Total		$0	$0

Schedule D Other Depreciable Assets

		Cost	Market Value
Description
Machinery & Equipment -
Computer and Network Equipment		$2,349,309	$118,332

Total		$2,349,309	$118,332

Furniture & Fixtures -
Office Furniture and Cubicles
		$14,937	$3,503

Total		$14,937	$3,503

Office Equipment -
Office Equipment		$119,327	$50,329

Total		$119,327	$50,329

Leasehold Improvements -
Leasehold Improvements for Corporate Office		$400,767	$354,612

Total		$400,767	$354,612

Other -
Purchased Software		$3,815,355	$15,224

Total		$3,815,355	$15,224

	Grand Total	$6,699,695	$541,999

Note:

The market value of each asset category indicated above is based on the net book value (cost minus accumulated depreciation) of the corresponding asset as of June 30, 2004.  We believe that the asset’s net book value represents a reasonable estimate of its market value, considering the age of the asset and the current resale market.  In addition, we recently completed a physical count of all fixed assets on hand and recorded necessary adjustments to true up our current records to actual.  Leasehold improvements are related to our current headquarters in San Mateo, California, and are amortized over the lease term of five years.  We currently do not have any plan to relocate in the foreseeable future.

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales	$1,470				$1,470
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$1,470	$0	$0	$0	$1,470
Total Taxes	$1,470	$0	$0	$0	$1,470

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -		Claimed Amount	Allowed Amount (b)
	Secured claims (a)	$44,316,177	$8,204,174
	Priority claims other than taxes	$199,720	$170,310
	Priority tax claims
	General unsecured claims	$843,272,050	$11,384,626

	(a) List total amount of claims even if it is under secured.

(b)   Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Notes:

1.

The aggregate balance of claimed amounts indicated above includes all claims reported on the Summary of Schedules filed with the U.S. Bankruptcy Court on May 17, 2004, plus the contingent unliquidated disputed claim by Mitchell Kertzman of $3.3 million, a reserve of $6.7 million that was established to cover potential costs related to pending securities and derivative litigation, and $820 million to cover the IPO litigation claim.

2.

Secured claims are related to the rejected lease for our former headquarters in San Carlos, California.  The allowed portion represents our estimate of allowable claim as permitted under the Bankruptcy Code and is secured by a letter of credit.

3.

The allowed portion of general unsecured claims includes our estimate of the allowable amount for all unsecured claims and a reserve of $6.7 million that was established to cover potential costs related to pending securities and derivative litigation.  It does not include other contingent litigation claims, the disputed claim by Mitchell Kertzman mentioned above, the OpenTV patent claim or the IPO litigation claim.

Schedule G

Rental Income Information

Not applicable to General Business Cases

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts	$0

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

LIBERATE TECHNOLOGIES

Supplemental Schedule for Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4	Account 5	Account 6

Bank	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	CitiGroup	Petty Cash

Account Type	Checking	Checking	Checking	Checking	Investments	Petty Cash

Account No.	4518111885	451-8111885	409-1214668	409-1214650	449-90403	N/A

Account Purpose	Sweep	Concentration	Accounts Payable	Payroll	Investments	Petty Cash

Balance, End of Month (Per Books)	$2,308,064	$331,665	$(314,094)	$(14,433)	$201,450,063	$356

Total Funds on Hand for Unrestricted Cash (Per Books)	$203,761,621

Note:

The petty cash balance represents petty cash on hand and does not relate to any bank account.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended	June 30, 2004

		Actual Current Month	Cumulative (Case to Date)	Reported May 31, 04
	Cash Receipts
1	Rent/Leases Collected		$0
2	Cash Received from Sales	$543,760	$946,536	402,776
3	Interest Received	$171,440	$334,627	163,187
4	Borrowings		$0
5	Funds from Shareholders, Partners, or Other Insiders		$0
6	Capital Contributions		$0
7	Proceeds from Issuance of Common Stock		$20,747	20,747
8	COBRA Payments from Former Employees	$13,634	$30,843	17,209
9	Miscellaneous Deposits	$1,194	$15,936	14,742
10	Refund from PriceWaterhouse Coopers	$92,511	$92,511
11	Proceeds from the Sale of Fixed Assets	$19,528	$19,528

12	Total Cash Receipts	$842,067	$1,460,728	$618,661

	Cash Disbursements
13	Payments for Inventory		$0
14	Selling		$0
15	Administrative		$0
16	Capital Expenditures		$0
17	Principal Payments on Debt		$0
18	Interest Paid		$0
	Rent/Lease:
19	Personal Property		$0
20	Real Property	$26,679	$52,948	26,269
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	$115,950	$233,283	117,333
22	Draws		$0
23	Commissions/Royalties		$0
24	Expense Reimbursements	$4,510	$8,527	4,017
25	Other		$0
26	Salaries/Commissions (less employee withholding)	$229,994	$458,890	228,896
27	Management Fees		$0
	Taxes:
28	Employee Withholding	$151,301	$307,371	156,070
29	Employer Payroll Taxes	$28,600	$61,503	32,903
30	Real Property Taxes		$0
31	Other Taxes	$94,135	$149,740	55,605
32	Other Cash Outflows:		$0
33	Computer/Communication	$124,655	$160,338	35,683
34	Consulting	$97,570	$130,584	33,014
35	Employee Benefits	$82,568	$181,397	98,829
36	Funding for Canadian Subsidiary	$1,108,210	$2,147,960	1,039,750
	Travel and Entertainment	$62,692	$95,456	32,764
	Void Outstanding Prepetition Checks	$(70,400)	$(70,400)
37	Miscellaneous	$74,276	$162,669	88,393

38	Total Cash Disbursements:	$2,130,740	$4,080,266	$1,949,526

39	Net Increase (Decrease) in Cash	$(1,288,673)	$(2,619,538)	$(1,330,865)

40	Cash Balance, Beginning of Period	$205,050,294	$206,381,159	$206,381,159

41	Cash Balance, End of Period	$203,761,621	$203,761,621	$205,050,294

LIBERATE TECHNOLOGIES

SCHEDULE OF PAYMENTS OF PRE-PETITION DEBT

For the Month Ended June 2004

Check No.	Date	Payee Name	Amount

2000101	38142	IMMERSIVE NETWORKS	4,925.00
2000105	38142	Nguyen, Patrick	693.87
2000111	38142	THOMPSON, MATT	306.49
2000112	38142	VANDOORN, JAN	685.04
2000131	38148	BEEBE, BLAIR	1,389.66
2000137	38148	EDIGHOFFER, JOHN	46.80
2000141	38148	HILL, JENNIFER	38.73
2000175	38155	NGUYEN, DUC	23.31
2000176	38155	Nguyen, Patrick	1,116.00
2000224	38162	Wood, Greg	697.73

			9,922.63

The above payments were made pursuant to the Order Authorizing Payment of Prepetition (A) Employee and Independent Contractor Wages, Salaries and Related Items, (B) Employee Business Expenses, (C) Obligations Under Employee Benefit Plans, (D) Employee Payroll Deductions and Withholdings and (E) Related Expenses entered into as of May 4, 2004.

2000157	38155	ALABAMA, DEPT OF RE	49.00
2000166	38155	INDIANA, DEPT OF RE	440.00
2000173	38155	NEW JERSEY, STATE O	50.00

			490.00

The above payments to state government agencies were made pursuant to the Order for Payment of State and Federal Taxes.

2000125	38148	AT&T	8.33
2000127	38148	AT&T	4,863.22
2000128	38148	AT&T	37.53
2000129	38148	AT&T	187.47
2000130	38148	AT&T GLOBAL NETWORK	17,509.10
2000134	38148	CINGULAR WIRELESS	242.21
2000147	38148	QWEST	7,293.84
2000150	38148	SPRINT	149.26
2000151	38148	SPRINT	422.72
2000179	38155	RESEARCH IN MOTION	316.42

			31,030.09

Liberate Technologies inadvertently made payments to the above utility providers of pre-petition debt. The Company has taken steps to have such vendors return the above payments.

2000136	38148	DELAWARE CLAIMS AGE	572.32

Liberate Technologies paid Delaware Claims Agency pursuant to the Order Authorizing the Appointment of Delaware Claims Agency, LLC as Claims Agent of the court and the Retention of Delaware Claims Agency as Claims Administrator for the Debtor.

LIBERATE TECHNOLOGIES

SCHEDULE OF PAYMENTS TO OFFICERS

For the Month Ended June 2004

Salaries, net of withholdings, for the payroll period ended:

Names	6/15/2004	6/30/2004	Total

Dawes, Paul	7,710.48	7,710.50	15,420.98
Lockwood, David	7,028.05	7,028.06	14,056.11
Morris, Patricia	5,971.08	3,226.80	9,197.88
Nguyen, Patrick	7,205.50	7,205.50	14,411.00
Scadina, Mark	6,914.37	6,914.37	13,828.74
Vachon, Phil	9,969.70	9,970.21	19,939.91
Vickers, Mark	6,280.45	6,472.02	12,752.47
Wood, Gregory	8,171.22	8,171.21	16,342.43

	59,250.85	56,698.67	115,949.52

Expense reimbursements:

Names	Date	Check No.	Amount

Dawes, Paul	6/24/2004	2000202	408.99
Morris, Patricia	6/17/2004	2000171	218.86
Nguyen, Patrick	6/4/2004	2000105	693.87
Nguyen, Patrick	6/17/2004	2000176	1,116.00
Scadina, Mark	6/4/2004	2000106	317.69
Scadina, Mark	6/17/2004	2000181	239.00
Scadina, Mark	6/24/2004	2000218	616.16
Wood, Gregory	6/24/2004	2000224	899.48

			4,510.05